UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 30, 2015

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382

(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, 3 Bermudiana Road, Hamilton, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On September 30, 2015, Central European Media Enterprises Ltd. (“CME”) entered into a EUR 235,340,000 senior unsecured term credit facility agreement with BNP Paribas, as administrative agent, Time Warner Inc., a Delaware corporation (“Time Warner”), as guarantor, and the lenders party thereto (the “2015 Third Party Credit Agreement”).
Loan proceeds under the 2015 Third Party Credit Agreement will be applied toward the repayment of the outstanding principal amount of CME’s 5.0% senior secured convertible notes due 2015 (the “2015 Convertible Notes”) at maturity on November 15, 2015.
2015 Third Party Credit Agreement
The 2015 Third Party Credit Agreement provides that the lenders thereunder will make loans in the aggregate principal amount of EUR 235,340,000, which will bear interest at three-month EURIBOR plus a margin between 1.07% and 1.90% (depending on the credit rating of Time Warner) and will mature on November 1, 2019. CME may prepay the loans drawn under the 2015 Third Party Credit Agreement in whole or in part at any time from June 1, 2016 without premium or penalty (other than breakage costs).
Time Warner and certain of its subsidiaries are providing an unconditional unsecured guarantee of payment under the 2015 Third Party Credit Agreement. In addition, following an event of default under the 2015 Third Party Credit Agreement or under that certain Reimbursement Agreement dated as of November 14, 2014 between CME and Time Warner (as amended from time to time, the “Reimbursement Agreement”) (filed with the SEC on November 14, 2014 as Exhibit 10.3 to the Current Report on Form 8-K), Time Warner and its affiliates will have a loan purchase right through which it may require the lenders to assign the 2015 Third Party Credit Agreement to it in consideration of payment of all amounts then owing to the lenders. The 2015 Third Party Credit Agreement also contains customary representations, warranties, covenants and events of default.
The Reimbursement Agreement provides, in relevant part, that CME will reimburse Time Warner or its subsidiaries for any payments made under any guarantee relating to the 2015 Third Party Credit Agreement or through any loan purchase right exercised by Time Warner or its affiliates in respect of the 2015 Third Party Credit Agreement or any payments made on behalf of CME under the 2015 Third Party Credit Agreement. As consideration for the guarantee of the 2015 Third Party Credit Agreement, CME will pay a guarantee fee to Time Warner in U.S. dollars calculated on a per annum basis equal to (a)(i) 8.50% minus (ii) the rate of interest paid by CME under the 2015 Third Party Credit Agreement (the “Guarantee Fee Rate”) multiplied by (b) the amount of loans outstanding under the 2015 Third Party Credit Agreement from time to time. The fee will be payable semi-annually in cash (or if paid in kind, compound) on each semi-annual payment date. Unpaid amounts of the fee will bear interest per annum at the Guarantee Fee Rate from the date loans are drawn under the 2015 Third Party Credit Agreement and be payable semi-annually in cash (or, if CME elects to pay in kind, compound) on each semi-annual payment date. The fee will be payable in full in cash on the maturity of the 2015 Third Party Credit Agreement.
The obligations of CME under the Reimbursement Agreement are (a) guaranteed by that certain Guarantee dated as of November 14, 2014 among Central European Media Enterprises N.V. (“CME NV”) and CME Media Enterprises B.V. (“CME BV”), as subsidiary guarantors, and Time Warner (filed with the SEC on November 14, 2014 as Exhibit 10.4 to the Current Report on Form 8-K) and (b) secured by (i) that certain pledge (subject to the CME Intercreditor described below) over 100% of the outstanding shares of CME NV pursuant to the Pledge Agreement dated as of November 14, 2014 among CME, CME NV and Time Warner (filed with the SEC on November 14, 2014 as Exhibit 10.5 to the Current Report on Form 8-K) and (ii) that certain pledge (subject to the CME Intercreditor described below) over 100% of the outstanding shares of CME BV pursuant to the Deed of Pledge dated as of November 14, 2014 among CME NV, CME BV and Time Warner (filed with the SEC on November 14, 2014 as Exhibit 10.6 to the Current Report on Form 8-K).
The above description of the 2015 Third Party Credit Agreement is incomplete and is qualified in its entirety by reference to the 2015 Third Party Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the Reimbursement Agreement is incomplete and is qualified in its entirety by reference to the Reimbursement Agreement, a copy of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on November 14, 2014 and is incorporated herein by reference.

CME Intercreditor Agreement
On September 30, 2015, CME entered into a Deed of Amendment (the “Deed of Amendment”) to the Intercreditor Agreement originally dated as of July 21, 2006 (as amended and restated from time to time, including in connection with the Deed of Amendment, the "CME Intercreditor Agreement") among CME, CME NV, CME BV, Time Warner, as CME credit guarantor under the Reimbursement Agreement, Deutsche Bank Trust Company America (“DBTCA”), as trustee under the 15.0% senior secured notes due 2017, Time Warner, as agent under that certain Amended and Restated Term Loan Facility Credit Agreement between CME and Time Warner and the lenders thereto dated November 14, 2014 and under that certain Amended and Restated Revolving Loan Facility Credit Agreement between CME and Time Warner and the lenders thereto dated November 14, 2014, and DBTCA, as trustee under the 2015 Convertible Notes.
The parties to the CME Intercreditor Agreement have agreed, among other things, to share on a ratable basis any proceeds received by any party thereto upon enforcement of any of the security, irrespective of the ranking of the security documents granting security over such collateral. The CME Intercreditor Agreement provides that all secured parties will accelerate their indebtedness and cooperate in respect of the enforcement of the relevant collateral subject to the CME Intercreditor Agreement if any secured party seeks enforcement.
The above descriptions of the Deed of Amendment and CME Intercreditor Agreement are incomplete and qualified in its entirety by reference to the complete text of the Deed of Amendment and the CME Intercreditor Agreement, copies of which are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to only the 2015 Third Party Credit Agreement above is hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure
On October 1, 2015, CME announced the transactions described above pursuant to the press release, the text of which is set forth in Exhibit 99.1 hereto.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of CME’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1	Credit Agreement dated as of September 30, 2015 among Central European Media Enterprises Ltd., BNP Paribas, as administrative agent, Time Warner Inc., as guarantor, and the lenders party thereto.
Exhibit 10.2
Deed of Amendment dated 30 September 2015 to the Intercreditor Agreement dated July 21, 2006, as amended and restated, among Central European Media Enterprises Ltd., Central European Media Enterprises N.V., CME Media Enterprises B.V., and the other parties thereto.

Exhibit 10.3
Intercreditor Agreement dated July 21, 2006, as amended and restated, among Central European Media Enterprises Ltd., Central European Media Enterprises N.V., CME Media Enterprises B.V., and the other parties thereto.

Exhibit 99.1	Press release of Central European Media Enterprises Ltd. dated as of October 1, 2015.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
Date: October 1, 2015	_ /s/ David Sturgeon___________________
David Sturgeon Chief Financial Officer